ACCOUNTS RECEIVABLE, NET - Movement of Allowance for Doubtful Debts (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts Receivable [Line Items]
At beginning of year	$ 86,775	$ 41,490	$ 24,227
Additional allowance	26,566	36,871	32,241
Reclassified (to) from long-term receivables, net	(77)	8,414	(14,978)
At end of year	$ 113,264	$ 86,775	$ 41,490